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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K
                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  April 19, 2001



                            McDONALD'S CORPORATION
            (Exact name of Registrant as specified in its Charter)



     Delaware                     1-5231                  36-2361282
(State of Incorporation)    (Commission File No.)       (IRS Employer
                                                      Identification No.)



                             One McDonald's Plaza
                           Oak Brook, Illinois 60523
                                (630) 623-3000
           (Address and Phone Number of Principal Executive Offices)
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Item 5. Other Events
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On April 19, 2001, McDonald's Corporation (the "Company") issued a press release reporting the Company's global results for the 2001 first quarter. The press release is filed as Exhibit 99 hereto and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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          (c)  Exhibits:

               99 Press Release dated April 19, 2001-- McDonald's Reports Global Results

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  McDONALD'S CORPORATION

                                  (Registrant)



Date:   April 23, 2001            By:   /s/ Michael L. Conley
                                        ---------------------
                                        Michael L. Conley
                                        Executive Vice President and
                                        Chief Financial Officer
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                                 Exhibit Index

Exhibit No.
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99            News Release of McDonald's Corporation issued April 19, 2001:
              McDonald's Reports Global Results